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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 22 , 1999
                                                      -----------------------


            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)

North Carolina                     333-3574                          56-1967773
----------------------------     ------------                -------------------
(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                File Number)                Identification No.)


                    Address of principal executive offices:

                             One First Union Center
                            301 South College Street
                               Charlotte, NC 28255





       Registrant's telephone number, including area code (704) 383-3624


                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events.

         On or about February 25, 1999, the Registrant will cause the issuance and sale of approximately $212,629,523 initial principal amount of Mortgage Pass-Through Certificates, Series 1999-A (the "Certificates"), consisting of (i) Class 1A, Class 1A-PO, Class 1A-WIO, Class A-R, Class A-LR, Class 2A, Class M, Class B-1 and Class B-2 (collectively, the "Offered Certificates") and (ii) Class B-3, Class B-4 and Class B-5 pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 1999, among the Registrant, First Union National Bank, as seller, master servicer and trust administrator, and Norwest Bank Minnesota, National Association, as trustee and document custodian.

         In connection with the sale of the Offered Certificates, the Registrant has been advised by First Union Capital Markets Corp. and PaineWebber Incorporated (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials and structural terms sheets (together, the "Computational Materials") with respect to the Offered Certificates following the effective date of Registration Statement No. 333-3574, which Computational Materials for the Certificates are being filed as exhibits to this report.

         The Computational Materials have been provided to the Registrant by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.



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Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

99.1*    Computational Materials of First Union Capital Markets Corp.
99.2*    Computational Materials of PaineWebber Incorporated

         *In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FIRST UNION RESIDENTIAL
                                               SECURITIZATION TRANSACTIONS, INC.


                                               By: /s/ Patrick J. Tadie
                                                  ---------------------------
                                               Name: Patrick J. Tadie
                                               Its: Vice President

Dated:  February 24, 1999



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            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.

                                  EXHIBIT INDEX



Exhibit No.      Exhibit Description

99.1*            Computational Materials of First Union Capital Markets Corp.
99.2*            Computational Materials of PaineWebber Incorporated




         *In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.